Earnings Per Share (Tables)	12 Months Ended
Nov. 30, 2011
Basic and Diluted Earnings Per Share Computation

Our basic and diluted earnings per share were computed as follows (in millions, except per share data):

	Years Ended November 30,
	2011	2010	2009
Net income	$1,912	$1,978	$1,790
Interest on dilutive convertible notes	-	11	12

Net income for diluted earnings per share	$1,912	$1,989	$1,802

Weighted-average common and ordinary shares outstanding	787	788	787
Dilutive effect of convertible notes	-	14	15
Dilutive effect of equity plans	2	3	2

Diluted weighted-average shares outstanding	789	805	804

Basic earnings per share	$2.43	$2.51	$2.27

Diluted earnings per share	$2.42	$2.47	$2.24

Anti-dilutive stock options excluded from diluted earnings per share computations	9	10	14